Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-81141

Third Avenue Variable Series Trust

(the “Trust”)

Third Avenue Value Portfolio

(the “Portfolio”)

Supplement dated February 14, 2020 to the Prospectus dated April 30, 2019, as amended from time to time

Results of the Special Meeting of Shareholders

At a special meeting of shareholders of the Portfolio held on February 10, 2020, shareholders approved a new investment sub-advisory agreement among the Trust, on behalf of the Portfolio, Third Avenue Management LLC (“Third Avenue” or the “Adviser”), the Portfolio’s investment adviser, and Cadence Capital Management LLC (“Cadence” or the “Sub-Adviser”), the Portfolio’s sub-adviser (the “Sub-Advisory Agreement”), to take effect upon execution of the Sub-Advisory Agreement.

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Portfolio Manager Change

Effective February 18, 2020, Michael Fineman will no longer serve as a Portfolio Manager of the Portfolio. Therefore, all references to Michael Fineman in the Prospectus are deleted in their entirety. The Portfolio will continue to be managed by Matthew Fine.

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Change In Investment Strategy and Name Change

Effective March 16, 2020, the Portfolio will implement a multi-strategy approach whereby Third Avenue will manage a portion of the Portfolio’s assets and Cadence will manage the remainder of the Portfolio’s assets. Cadence will assume portfolio sub-advisory responsibility for the portion of the Portfolio allocated to it by Third Avenue (the “Cadence Account”). Additionally, in connection with the approval of the Sub-Advisory Agreement, the Portfolio will be renamed the “FFI Strategies Portfolio” on March 16, 2020. “FFI” stands for “fundamental and factor investments” strategies in order to reflect Third Avenue’s fundamental strategy and Cadence’s factor-based strategy. Accordingly, the following changes to the Prospectus are effective as of March 16, 2020:

1. The Portfolio’s name is changed to the FFI Strategies Portfolio. All references in the Prospectus to the Portfolio are hereby revised accordingly.

2. The section entitled “Principal Investment Strategies” on page 2 of the Prospectus is hereby deleted and replaced with the following:

The Portfolio utilizes a multi-manager, multi-strategy approach whereby the Portfolio’s assets are allocated between the Adviser and a Sub-Adviser (defined below) in percentages determined at the discretion of the Adviser. Currently, the Adviser anticipates allocating approximately 50% of the Portfolio’s assets to the Sub-Adviser.

Third Avenue Management LLC. In managing the portion of Portfolio’s assets allocated to it (the “Third Avenue Account”), Third Avenue seeks to acquire common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. Third Avenue adheres to a strict value discipline in selecting securities. This means seeking investments whose market prices are low in relation to what it believes is their intrinsic value and/or whose total return potential is considered to be high. The Adviser believes this both lowers investment risk and increases capital appreciation and total return potential. Accordingly, the Adviser seeks to identify investment opportunities through intensive research of individual companies and, generally, does not focus solely on stock market conditions and other macro factors. For these reasons, the Adviser may seek investments in the equity securities and senior securities, such as convertible securities, preferred stocks and debt instruments (including high yield and distressed securities, often referred to as “junk”, that may be in default and may have any or no credit rating) of companies in industries that are believed to be undervalued or temporarily depressed.  The Portfolio also invests in both domestic and foreign securities.

Third Avenue follows a strategy of long-term investing. The Adviser will generally sell an investment when there has been a fundamental change in the business or capital structure of the company which significantly affects the investment’s inherent value or when it believes that the market value of an investment is overpriced relative to its intrinsic value.

Cadence Capital Management LLC (“Cadence” or the Sub-Adviser”). The Sub-Adviser in managing the portion of the Portfolio allocated to it (the “Cadence Account”) utilizes its global equity income strategy that attempts to generate a high and growing income stream, competitive total return, and lower overall risk. The Sub-Adviser believes that high dividend companies that are financially sound, with stable cash flows have exhibited better than average returns with lower than average volatility. Cadence uses a systematic, proprietary, rules-based construction methodology to attempt to efficiently capture the excess returns of premium yielding stocks. The strategy attempts to achieve its goal with lower long-term volatility and at a low cost.

Construction of the Cadence Account begins by evaluating a global universe of developed equity market securities that includes specific indices. Each security is evaluated for bottom-up factors such as dividend yield, liquidity, and various measures of financial strength. Stocks are included in the portfolio only if they meet designated criteria and contribute to the style and income objective. The strategy attempts to earn a premium income while capturing broad global equity market exposure. Individual security weights are determined using a weighting methodology based on modified market capitalization to ensure liquidity and diversification. Dividend sustainability, dividend growth and fundamental valuations are also considered in determining the final security weights.

Allocations are adjusted in historically high yielding sectors to limit position sizes and mitigate sector concentration risk. Similar adjustments to avoid concentration risk occur at the country level. The resulting sector and country weights are reviewed by Cadence’s investment team to ensure the strategy remains broadly diversified across economic sectors and geographic areas. A position is sold if their dividend yield, liquidity, or measures of financial strength fall below prescribed levels or if the position fails a filter (such as financial distress) or other construction criteria at the time of rebalance.

Temporary Defensive Positions. In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Portfolio may temporarily hold all or a larger than normal portion of its assets in U.S. Government securities, money market funds, cash, exchange-traded funds, cash equivalents, or short-term investments. The Adviser and Sub-Adviser will determine when market conditions warrant temporary defensive measures with respect to the Third Avenue Account and Cadence Account, respectively. Additionally, the Adviser may take temporary defensive positions on behalf of the Portfolio as a whole. Under such conditions, the Portfolio may not invest in accordance with its investment objective or principal investment strategies and may not achieve its investment objective.

3. The following information is hereby added to the section entitled “Principal Investment Risks” on page 2 of the Prospectus:

Dividend-Oriented Companies Risk.  Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future, which could reduce the value of the issuer’s stock and the yield of the Portfolio and lower performance for the Portfolio.

Management Risk. Because the Portfolio is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Portfolio to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Adviser or Sub-Adviser’s investment techniques and risk analysis will produce the desired result.

Large-Capitalization Companies Risk. Although large-capitalization companies tend to have more stable prices than smaller, less established companies, they are still subject to equity securities risk.  In addition, their prices may not rise as much as the prices of companies with smaller market capitalizations.

4. The information in the section entitled “Portfolio Managers” on page 3 of the Prospectus is hereby deleted and replaced with the following:

Portfolio Managers

Third Avenue Management LLC manages the Third Avenue Account

Matthew Fine, CFA, Portfolio Manager since September 2017.

Cadence Capital Management LLC manages the Cadence Account

J. Paul Dokas, CFA, Portfolio Manager since March 2020.

Robert E. Ginsberg, CFA, Portfolio Manager since March 2020.

5. The section entitled “Investment Philosophy of Third Avenue Value Portfolio” on page 4 of the Prospectus is hereby deleted in its entirety.

6. The section entitled “Investment Strategy” on page 4 of the Prospectus is hereby deleted in its entirety.

7. The following information is hereby added to the section entitled “Investment Risks” on pages 5-6 of the Prospectus:

Dividend-Oriented Companies Risk. Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future, which could reduce the value of the issuer’s stock and the yield of the Fund and lower performance for the Fund.  Lower priced securities in the Fund may be more susceptible to these risks.  Past dividend payments are not a guarantee of future dividend payments.  Also, the market return of high dividend yield securities in certain market conditions may perform worse than other investment strategies or the overall stock market.  The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market.

Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause the Portfolio to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. In addition, the Sub-Adviser uses a systematic, proprietary, rules-based construction methodology to manage the Cadence Account. Investments selected using the Sub-Adviser’s methodology may perform differently than expected as a result of the factors used, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the methodology (including, for example, data problems and/or software issues). There is no guarantee that the Sub-Adviser’s use of quantitative methods will result in effective investment decisions. The Adviser and Sub-Adviser will apply their respective investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired result.

Large-Capitalization Companies Risk. Large-capitalization companies tend to have more stable prices than small- or mid-capitalization companies, but are still subject to equity securities risk. The prices of large-capitalization companies may not rise as much as the prices of companies with smaller market capitalizations.

8. The section entitled “The Investment Adviser and Distributor” on page 7 of the Prospectus is hereby deleted and replaced with the following:

The Investment Adviser, Sub-Adviser and Distributor

Third Avenue Management LLC, 622 Third Avenue, New York, NY 10017, is an investment adviser registered with the SEC that provides advisory services for the Portfolio. The Adviser manages a portion of the Portfolio’s investments, provides various administrative services and supervises the Portfolio’s daily business affairs, subject to the oversight of the Board of Trustees of Third Avenue Variable Series Trust (the “Trust”). The Adviser provides investment advisory services to 3 other open-end U.S. mutual funds with assets of approximately $2.3 billion as of March 31, 2019. The Adviser or its predecessor has been an investment adviser for mutual funds since its organization in 1986.

Cadence Capital Management LLC, located at 265 Franklin Street, 4th Floor, Boston, Massachusetts 02110, is the investment sub-adviser for the Portfolio. Cadence manages a portion of the Portfolio’s investments. Cadence is an investment adviser registered with the SEC that provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. As of September 30, 2019, accounts managed by Cadence had combined assets of approximately $2.4 billion. Cadence is wholly owned by Pacific Global Asset Management LLC, 840 Newport Center Drive, 7th Floor, Newport Beach, CA 92660.

Foreside Fund Services, LLC (the “Distributor”), serves as the distributor of the Portfolio. The Distributor is not affiliated with the Adviser or Affiliated Managers Group Inc., which owns an indirect-majority equity interest in the Adviser. The Distributor receives no compensation from the Portfolio, although the Adviser pays the Distributor a fee for certain distribution-related services.

9. The information in the first paragraph in the section entitled “Portfolio Managers” on Page 7 of the Prospectus is hereby deleted and replaced with the following:

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, additional accounts that they manage, and ownership of shares in the Portfolio. The Third Avenue Account of the Portfolio is managed by a single portfolio manager and Cadence Account of the Portfolio is managed by co-portfolio managers. The Cadence portfolio managers work collaboratively in developing investment strategies and selecting securities. The Third Avenue portfolio manager is supported by Third Avenue’s full complement of securities analysts.

Additionally, the following information is hereby added at the end of the section entitled “Portfolio Managers” on page 7 of the Prospectus:

J. Paul Dokas, CFA

Managing director of Cadence since 2014, senior portfolio manager of Cadence since 2013. Mr.  Dokas began his investment career in 1986 and has a BBA from Loyola College and an MBA from the University of Maryland.

Robert E. Ginsberg, CFA

Managing director of Cadence since 2014, senior portfolio manager of Cadence since 2011. Mr.  Ginsberg began his investment career in 1997 and has a BS and an MBA from The Wharton School at the University of Pennsylvania.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Third Avenue Variable Series Trust

(the “Trust”)

Third Avenue Value Portfolio

(the “Portfolio”)

Supplement dated February 14, 2020 to the Statement of Additional Information (“SAI”) dated April 30, 2019, as amended from time to time

Portfolio Manager Change

Effective February 18, 2020, Michael Fineman will no longer serve as a Portfolio Manager of the Portfolio. Therefore, all references to Michael Fineman in the SAI are deleted in their entirety. The Portfolio will continue to be managed by Matthew Fine.

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The following additional changes to the SAI are effective as of March 16, 2020:

1. The Portfolio’s name is changed to the FFI Strategies Portfolio. All references in the SAI to the Portfolio are hereby revised accordingly.

2. The information in the second paragraph in the section entitled “Investment Policies and Risks” on page 3 of the SAI is hereby deleted and replaced with the following:

The Portfolio expects to invest in a broad range of securities and other instruments subject to the Portfolio’s principal investment strategies. The particular types of investments and the percentage of the Portfolio’s assets invested in each type will vary depending on where the adviser, Third Avenue Management LLC (the “Adviser” or “Third Avenue”), or the sub-adviser, Cadence Capital Management LLC (the “Sub-Adviser”), sees the most value at the time of investment. The Portfolio utilizes a multi-manager, multi-strategy approach whereby the Portfolio’s assets are allocated between the Adviser and a Sub-Adviser (defined below) in percentages determined at the discretion of the Adviser. Currently, the Adviser anticipates allocating approximately 50% of the Portfolio’s assets to the Sub-Adviser. In managing the portion of Portfolio’s assets allocated to it (the “Third Avenue Account”), Third Avenue seeks to acquire common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. The Sub-Adviser in managing the portion of the Portfolio allocated to it (the “Cadence Account”) utilizes its global equity income strategy that attempts to generate a high and growing income stream, competitive total return, and lower overall risk. The following is a description of the different types of investments in which the Portfolio may invest and certain of the risks relating to those investments.

3. The following information is added below the fifth paragraph in the section entitled “Investment Adviser” on page 27 of the SAI:

Sub-Adviser

A portion of the assets of the Portfolio are managed by Cadence pursuant to a sub-advisory agreement among the Trust, on behalf of the Portfolio, the Adviser, and Sub-Adviser. The Sub-Adviser is the successor investment adviser to Cadence Capital Management Corporation, which commenced operations in 1988. The Sub-Adviser is wholly-owned by Pacific Global Asset Management LLC, a wholly owned subsidiary of Pacific Life Insurance Company. The Sub-Adviser is located at 265 Franklin Street, 4th Floor, Boston, Massachusetts 02110. The Sub-Adviser provides investment management services to a number of institutional accounts, including corporate plans, college endowment funds and foundations. Accounts managed by the Sub-Adviser had combined assets, as of September 30, 2019 of approximately $2.4 billion.

The Adviser has allocated a portion of the Portfolio’s assets to the Sub-Adviser. The Sub-Adviser has discretion, subject to oversight by the Trustees and the Adviser, to purchase and sell portfolio assets, consistent with the Portfolio’s investment objective, policies and restrictions. The services that the sub-Adviser provides to the Portfolio are limited to asset management and related recordkeeping services.

4. The information in the fourth paragraph in the section entitled “Investment Advisory Agreement” on page 28 of the SAI is hereby deleted and replaced with the following:

For the investment advisory services provided by the Adviser, the Portfolio pays the Adviser a monthly fee at an annual rate of 0.90% of the average daily net assets in the Portfolio during the prior month. Pursuant to Amendment No.1 to the Advisory Agreement, such fee shall be reduced by an amount equal to the sub-advisory fee paid by the Portfolio pursuant to the Sub-Advisory Agreement (defined below). Under current arrangements (the “Expense Limitation Agreement”), whenever, in any fiscal year, the Portfolio’s normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest, taxes and extraordinary expenses, exceeds 1.30% of average daily net assets of the Portfolio, the Adviser is obligated to defer/waive payment of a portion of the fee or reimburse the Portfolio in an amount equal to that excess. If the Portfolio’s operating expenses fall below the expense limitation, the Portfolio will begin repaying the Adviser for the amount contributed on behalf of the Portfolio by the Adviser. This repayment will continue for up to 36 months from the time of any deferral/waiver or reimbursement made, subject to the expense limitation, until the Adviser has been paid for the entire amount contributed or such three-year period expires. The Expense Limitation Agreement can only be terminated by the Independent Trustees of the Portfolio. Beginning on October 17, 2019, the Adviser, although contractually entitled to reimbursement under the Expense Limitation Agreement, has agreed to waive all such entitlements through October 30, 2021.

Additionally, the following information is added to the end of section entitled “Investment Advisory Agreement” on page 28 of the SAI:

Investment Sub-Advisory Agreement

The investment sub-advisory services are furnished to the Portfolio by the Sub-Adviser pursuant to an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for managing the portion of the Portfolio assigned to it by the Adviser (“Cadence Account”). In providing investment management services to the Cadence Account, the Sub-Adviser determines which instruments and securities shall be purchased, held or sold, and what assets shall be held uninvested.

The Sub-Adviser is responsible for selecting brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by the New Sub-Advisory Agreement) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to the following and subject to conformance with the policies and procedures disclosed in the Portfolio’s Prospectus and Statement of Additional Information and the policies and procedures adopted by the Trust’s Board.

For the investment advisory services provided by Cadence, the Trust pays the Sub-Adviser a sub-advisory fee of 0.45% of the average daily net assets of the Cadence Account, which is accrued daily and payable monthly. Under the Sub-Advisory Agreement, the Sub-Adviser will not participate in the expense reimbursements to the Portfolio.

The Sub-Advisory Agreement continues in effect for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of “a majority of the outstanding voting securities” of the Portfolio, and, in either case (ii) by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party (other than as Trustees of the Trust).The Sub-Advisory Agreement may at any time be terminated without penalty upon sixty (60) days’ written notice by the Sub-Adviser. The Trust, on behalf of the Portfolio, may agree to terminate the Sub-Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Portfolio or by the vote of the Board. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment.

For the Portfolio’s fiscal year ended December 31, 2019, neither the Portfolio nor the Adviser paid any fees to Cadence.

5. The following information is added to the end of the section entitled “Portfolio Managers – Other Accounts Managed by the Portfolio Managers” on pages 28-30 of the SAI:

Portfolio Managers of the Cadence Account

As of February 1, 2020, J. Paul Dokas and Robert E. Ginsberg managed or were members of the management team for the following accounts (other than the Third Avenue Variable Series Trust):

Portfolio Manager: J. Paul Dokas

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	5	$1,189,055,223	None	$0
Other Pooled Investment Vehicles	1	$214,619,715	None	$0
Other Accounts	8	$748,904,301	None	$0

Portfolio Manager: Robert E. Ginsberg

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	8	$1,434,256,011	None	$0
Other Pooled Investment Vehicles	1	$214,619,715	None	$0
Other Accounts	12	$783,311,601	None	$0

Potential Material Conflicts of Interest

The Sub-Adviser’s portfolio managers perform investment management services for various mutual funds and other accounts besides the Portfolio. Some of these clients’ portfolios are managed using similar investment strategies and objectives which the portfolio managers use to manage the Portfolio, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a group (each, a “Strategy”) such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Strategy. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Strategy may be selling a security, while another Strategy may be purchasing or holding the same security. As a result, transactions executed for the Strategy that is selling the security may adversely affect the value of any Strategy which is purchasing or holding the same security.

Other conflicts of interest may arise from the management of multiple accounts and the Portfolio. For example, the Sub-Adviser may receive more compensation with respect to certain Strategies than that received with respect to other Strategies or the Portfolio or may receive compensation based in part on the performance of accounts in a certain Strategy. In such cases, the Sub-Adviser’s portfolio managers may be viewed as having an incentive to enhance the performance of such Strategy, to the possible detriment of other Strategies for which the Sub-Adviser may not receive greater compensation or performance-based fees. In addition, the portfolio managers must allocate time and effort to multiple accounts and the Portfolio.

Portfolio Manager Compensation

The Sub-Adviser compensates each portfolio manager for such portfolio manager’s management of the Portfolio. Each portfolio manager’s compensation consists of a fixed annual base salary and participation in an annual variable incentive bonus plan that is based on multiple inputs including investment performance and business performance. A portion of the portfolio managers’ compensation is tied to longer term performance against relevant benchmarks (3 year annualized) pre-tax gross of management fees. These benchmarks include the Russell 1000 Index, Morgan Stanley Capital International (“MSCI”) Europe Australasia and Far East (“EAFE”) Index, and MSCI Emerging Markets Index. There is also a “phantom equity” incentive structure in place that mimics equity ownership, including a long-term vesting schedule (for retention) and annual payouts based on profitability. The Sub-Adviser’s portfolio managers also participate in benefit and retirement plans available generally to all employees.

Securities Ownership of Portfolio Managers

The Sub-Adviser’s portfolio managers do not invest in shares of the Portfolio because shares are only available through the purchase of Contracts

6. The information in the section entitled “Custodian” on page 31 of the SAI is hereby deleted and replaced with the following:

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, New York 10286, serves as custodian (the “Custodian”) for the Portfolio pursuant to a Custodian Agreement. Under such agreement, the Custodian (1) maintains a separate account or accounts in the name of the Portfolio; (2) holds and transfers portfolio securities on account of the Portfolio; (3) accepts receipts and makes disbursements of money on behalf of the Portfolio; (4) collects and receives all income and other payments and distributions on account of the Portfolio’s securities; and (5) makes periodic reports to the Board concerning the Portfolio’s operations. The Custodian serves as the Portfolio’s foreign custody manager, pursuant to the requirements of Rule 17f-5 under the 1940 Act.

7. The following information is added as the second paragraph to the section entitled “Code of Ethics” on page 31 of the SAI:

The Sub-Adviser has adopted a code of ethics designed to meet the requirements of Rule 17j-1 of the 1940 Act, and which has been approved by the Trust’s Board of Trustees. Subject to certain limitations and procedures, this code permits personnel that its covered, including employees of the Sub-Adviser who regularly have access to information about securities purchased for the Portfolio, to invest in securities for their own accounts. This could include securities that may be purchased by the Portfolio. The code is intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the Portfolio.

8. The information in the section entitled “Proxy Voting Policies” on page 32 of the SAI is hereby deleted and replaced with the following:

The Trust, on behalf of the Portfolio, has delegated the responsibility of the Portfolio’s proxy voting to the Adviser and Sub-Adviser, respectively. The Adviser and Sub-Adviser have each adopted proxy voting policies and procedures on behalf of client accounts for which each has voting discretion, including the Portfolio.

How Shares Will Be Voted by the Adviser

Under the Adviser’s proxy voting policy, client portfolio securities must be voted in the best interests of the clients. The Adviser’s Proxy Voting Committee, consisting of Senior Portfolio Managers and Research Analysts, determines how proxies shall be voted by applying the guidelines set forth in the Adviser’s proxy voting policy. The proxy guidelines address, for example, the elections of directors, classified boards, cumulative voting and blank check preferred stock. In virtually all instances, the Committee delegates the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. A member of the Legal and Compliance department (the “designee”), participates in decisions to present issues for a vote, fields any conflict issues, documents deviations from policy guidelines and documents all voting decisions. The Proxy Voting Committee may seek the input of the Adviser’s Director of Research or from other Portfolio Managers or Research Analysts who may have particular familiarity with the matter to be voted.

The Adviser will typically abstain from voting if it believes the cost to vote will exceed the potential benefit to clients. The most common circumstances where that may be the case involve foreign proxies. In addition, the Adviser may also be restricted from voting proxies of a particular issuer during certain periods if it has made certain regulatory filings with respect to that issuer. The Adviser’s Legal and Compliance Department oversees the administration of proxy voting and processing proxy votes in accordance with the Adviser’s proxy voting policy.

Any employee of the Adviser who may have direct or indirect influence on proxy voting decisions who becomes aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest is required to bring the issue to the Adviser’s General Counsel. The Adviser’s General Counsel will analyze each potential or actual conflict presented to determine materiality and will document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, the Adviser’s General Counsel is required to address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that the Adviser votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise the Adviser how to vote or (5) presenting the conflict to the Board of the Trust and obtaining direction on how to vote. The Adviser maintains required records relating to votes cast and the Adviser’s proxy voting policies and procedures in accordance with applicable law.

How Shares Will Be Voted by the Sub-Adviser

Proxies for a portfolio security held in the Cadence Account of the Portfolio are voted in accordance with the Sub-Adviser’s proxy voting policies and procedures, which are set forth in Appendix B to this SAI.

For anyone wishing to receive information on how the Portfolio voted during the year ended June 30th, the information can be obtained after the following August 31st without cost:

•	on the Portfolio’s website at www.thirdave.com; or
•	on a website maintained by the SEC at www.sec.gov.

9. The following information is added to the end of the section entitled “Portfolio Trading Practices” on pages 32-34 of the SAI:

Portfolio Trading Practices of the Sub-Adviser

With respect to the Portfolio, the Sub-Advisory Agreement provides that the Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by the Agreement) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to conformance with the policies and procedures disclosed in the Prospectus and SAI and the policies and procedures adopted by the Trust’s Board. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Sub-Adviser to seek to obtain best price and execution. The Sub-Adviser shall consider all factors that it deems relevant when assessing best price and execution for the Portfolio, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Sub-Adviser is authorized by the Trustees to consider the “brokerage and research services” (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Sub-Adviser is also authorized to cause the Portfolio to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Sub-Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Sub-Adviser exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser. The Portfolio may purchase and sell portfolio securities through brokers who provide the Sub-Adviser with research services. Brokerage commissions may be used for the general benefit of all other clients of the Sub-Adviser where legally and contractually permissible.

The Trustees will periodically review the total amount of commissions paid by Cadence Account of the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Portfolio of using particular brokers or dealers. It is possible that certain of the services received by the Sub-Adviser attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Sub-Adviser.

The fees of the Sub-Adviser are not reduced by reason of their receipt of such brokerage and research services. The Sub-Adviser does not provide any services to the Portfolio except portfolio investment management and related recordkeeping services. The Adviser may request that the Sub-Adviser employs certain specific brokers who have agreed to pay certain Portfolio expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

10. The following information is added to the SAI as Appendix B:

APPENDIX B

CADENCE CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY AND PROCEDURES

Effective January 2019

Proxy Voting and Class Actions

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Policies and Procedures

Proxy Voting

Proxies are assets of Cadence’s Clients that must be voted with diligence, care, and loyalty. Cadence will vote each proxy in accordance with its fiduciary duty to its Clients. Cadence will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Cadence will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities.

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of Cadence’s Chief Compliance Officer to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, Cadence’s Chief Compliance Officer shall designate an employee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Voting Designee”).

Cadence has retained ISS Governance Services (“ISS”) to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The Proxy Voting Designee manages Cadence’s relationship with ISS. The Proxy Voting Designee ensures that ISS votes all proxies according to Clients’ specific instructions and Cadence’s general guidance.

Cadence’s Chief Compliance Officer or her designee shall also review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Absent specific Client instructions, Cadence has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•	Cadence has adopted ISS’s Voting Guidelines (the “Voting Guidelines”). The Voting Guidelines address routine as well as significant matters commonly encountered. The Voting Guidelines permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

•	Cadence may instruct ISS to vote in a manner that is inconsistent with the Voting Guidelines or ISS’s recommendation upon a client’s request. Investment professionals deviating from these recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the Employee and Cadence are not conflicted in making the chosen voting decision.

•	Cadence will not neglect its proxy voting responsibilities, but it may review various criteria associated with voting proxies and evaluate the expected benefit to our clients when making an overall determination on how or whether to vote a proxy. In addition, Cadence may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: (1) securities that have been lent by the custodian; (2) proxy statements and ballots that are written in a foreign language; (3) untimely notice of a shareholder meeting; (4) requirements to vote proxies in person; (5) restrictions on foreign investors’ ability to exercise votes; (6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, Cadence believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required Cadence generally abstains from voting.

•	ISS will retain the following information in connection with each proxy vote and provide it to Cadence upon request and at least annually for each client:

•	The Issuer’s name;

•	The security’s ticker symbol or CUSIP, as applicable;

•	The shareholder meeting date;

•	The number of shares that Cadence voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the Issuer or a security-holder;

•	Whether Cadence cast a vote;

•	How Cadence cast its vote (for the proposal, against the proposal, or abstain); and

•	Whether Cadence cast its vote with or against management.

•	The Proxy Voting Designee is also responsible to retain a log describing the resolution of any conflicts of interest between Cadence and its clients. Such log should provide adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

•	If Cadence votes the same proxy in two directions, the Proxy Voting Designee will maintain documentation describing the reasons for each vote (e.g., Cadence believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

•	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

•	Proxies received after a Client terminates its advisory relationship with Cadence will not be voted. The Proxy Voting Designee will promptly return such proxies to the sender, along with a statement indicating that Cadence’s advisory relationship with the Client has terminated, and that future proxies should not be sent to Cadence.

•	Paragraph (c)(2) of Rule 204-2 under the Advisers Act requires Cadence to maintain certain books and records associated with its proxy voting policies and procedures. Cadence’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Proxy Voting Designee will ensure that Cadence complies with all applicable recordkeeping requirements associated with proxy voting.

Class Actions

Apart from the private funds, Cadence does not direct Clients’ participation in class actions, as disclosed in Part 2A of Form ADV. The CCO, or her designee, will determine whether to return any documentation inadvertently received regarding Clients’ participation in class actions to the sender, or to forward such information to the appropriate Clients.

Disclosures to Clients and Investors

Cadence includes a description of its policies and procedures regarding proxy voting and class actions in Part 2A of Form ADV, along with a statement that Clients and Investors can contact their account representative to obtain a copy of these policies and procedures and information about how Cadence voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

As a matter of policy, Cadence does not disclose how it expects to vote on upcoming proxies. Additionally, Cadence does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE